                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                          Pinnacle Data Systems, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                          Pinnacle Data Systems, Inc.
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                                                                     Preliminary

                          PINNACLE DATA SYSTEMS, INC.

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 14, 2000

To the Shareholders of
PINNACLE DATA SYSTEMS, INC.:

         The Annual Meeting of Shareholders of Pinnacle Data Systems, Inc., an Ohio corporation (the "Company"), will be held at the Company's principal executive offices located at 6600 Port Road, Groveport, Ohio 43125 on Wednesday, June 14, 2000, at 10:00 a.m., local time, for the following purposes:

1. To consider and vote upon a proposal to amend the Company's Amended and Restated Code of Regulations to create two classes of directors, with the terms of office of each class expiring every other year and the number of directors in each class fixed at four.

2.       To elect three Class I directors and three Class II directors.

3. To consider and vote upon a proposal to amend the Company's Amended and Restated Articles of Incorporation to require the affirmative vote of shares representing at least 75% of the voting power of the Company to approve mergers, acquisitions or other matters for which Ohio law specifies a required percentage vote of shareholders unless the transaction has previously been approved by the vote of at least two-thirds of the members of the Board of Directors.

4. To consider and vote upon a proposal to amend the Company's Amended and Restated Code of Regulations to require the affirmative vote of shares representing at least 75% of the voting power of the Company to amend the provisions governing the two classes of directors and the removal of directors unless the amendment has previously been approved by the vote of at least two-thirds of the members of the Board of Directors.

5. To consider and vote upon a proposal to amend the Company's Amended and Restated Articles of Incorporation to increase the number of authorized common shares from 5,000,000 to 10,000,000.

6. To consider and vote upon a proposal to amend the Company's Amended and Restated Articles of Incorporation to authorize a class of preferred shares consisting of 4,000,000 authorized shares.

7. To consider and vote upon amendments to the Pinnacle Data System, Inc. 1995 Stock Option Plan which increase the number of shares that may be issued upon the exercise of stock options and which modify the terms of the Plan to reflect certain changes in the administration and operation of the Plan.

8. To consider and vote upon a proposal to approve the Pinnacle Data Systems, Inc. 2000 Directors' Stock Option Plan.

9. To consider and vote upon a proposal to ratify the selection of Hausser + Taylor LLP as the Company's independent accountants for the year ending December 31, 2000.

10. To transact such other business as may properly come before the meeting or any adjournment of the meeting.

         The close of business on April 21, 2000, has been established as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournment thereof.

         Please sign and return the enclosed proxy promptly so that your shares will be represented at the meeting. A return addressed envelope, which requires no postage, is enclosed. If you are able to attend the meeting, are the registered owner, and wish to vote in person, at your request we will cancel your proxy.

                                 By Order of the Board of Directors

                                 Joy Bair, Secretary

Dated:  May __, 2000

                          PINNACLE DATA SYSTEMS, INC.

                                PROXY STATEMENT

                                    GENERAL

     This Proxy Statement is being furnished to the holders of common shares, without par value, of the Company in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the Company's Annual Meeting of Shareholders. The Annual Meeting will be held at the Company's principal executive offices located at 6600 Port Road, Groveport, Ohio 43125 on Wednesday, June 14, 2000, at 10:00 a.m., local time, for the purposes set forth on the accompanying Notice of Annual Meeting.

     The approximate date on which this Proxy Statement and the form of proxy will be first sent to shareholders is May 10, 2000.

                             PROXIES AND VOTING

     The close of business on April 21, 2000, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment of the Annual Meeting. On the record date, 2,461,602 common shares were outstanding and entitled to vote. Each share is entitled to one vote.

     Only shareholders of record are entitled to vote. If you are a beneficial owner of the Company's common shares, you must provide instructions on voting to your nominee holder. In most cases, this is your broker or its nominee.

     All shares represented by properly executed proxies will be voted at the Annual Meeting in accordance with the choices indicated on the proxy. If no choices are indicated on a proxy, the shares represented by that proxy will be voted in favor of the proposals set forth on the accompanying Notice of Annual Meeting. Any proxy may be revoked by the record owner at any time prior to its exercise by delivering to the Company a subsequently dated proxy or by giving notice of revocation to the Company in writing or in open meeting. A shareholder's presence at the Annual Meeting will not by itself revoke the proxy.

     The shareholders of record that are present at the Annual Meeting, whether in person or by proxy, will constitute a quorum. Consequently, the Company need not count abstentions or broker non-votes to determine whether a quorum is present. A "broker non-vote" is a term used to describe a vote that a broker or other record owner that holds shares in street name is not authorized to cast because the broker has not received voting instructions from its customer, the beneficial owner, and does not have discretion to vote without such instructions.

     Three different voting requirements apply to the proposals set forth in the accompanying Notice of Annual Meeting. The proposals that require the Company to amend its Amended and Restated Articles of Incorporation and Amended and Restated Code of Regulations must be approved by the affirmative vote of the holders of a majority of the Company's outstanding common shares. As a result, abstentions and broker non-votes will have the same effect as votes cast against such proposals. Directors are elected by a plurality of votes, and thus the nominees who receive the highest number of votes will be elected (shareholders do not have the right to cumulate their votes in electing directors). As a result, assuming the nominees for director named in this proxy statement receive at least one vote and there is no competing slate of directors proposed for election, abstentions and broker non-votes will not have any effect on the election of directors. All other proposals must be approved by the affirmative vote of a majority of common shares present at the Annual Meeting, whether by the presence of the record shareholders themselves or by proxy. Abstentions and broker non-votes will be present at the Annual Meeting and thus will have the same effect as votes cast against such proposals.

                    ANTI-TAKEOVER EFFECT OF SOME PROPOSALS

     Shareholder approval of proposals one, three, four, five, and six may have an anti-takeover effect. In other words, approval of these proposals may discourage a third person from attempting to obtain control of the Company or make it more difficult for such an attempt to succeed. Approval of these proposals may also better enable incumbent directors and management to retain their positions in the event of a takeover attempt. For these reasons, a change in control of the Company may not occur or be attempted even if some shareholders believe that a change in control would be beneficial to shareholders generally. Consequently, shareholders could be deprived of the benefits that could result from a change in control of the Company or an attempt at a change in control, such as the realization of a premium over the market price for their shares in a tender offer or the temporary increase in market price that such an attempt could cause.

     The Company is not aware of any attempt by any person to obtain control of the Company, whether by means of a tender offer, proxy contest, merger or otherwise, and proposals one, three, four, five, and six are therefore not a response to any such attempt. Nevertheless, the Company believes that these proposals are in the best interest of the Company and its shareholders. Proposal one will increase the continuity and stability of the Company's Board of Directors. Proposals three and four will provide the Board of Directors with additional time to consider a takeover proposal and alternatives to the proposal and may encourage any person seeking to obtain control of the Company to negotiate with the Board of Directors. Proposals five and six will provide the Company with additional financial flexibility. All of these proposals will better enable the Board of Directors to protect the interests of the Company and its shareholders. Additional information on these proposals, including their anti-takeover effect, is set forth in the discussion of these proposals.

     The Company's Amended and Restated Articles of Incorporation and Amended and Restated Code of Regulations currently contain provisions that may have an anti-takeover effect. Cumulative voting has been eliminated, which tends to enable the shareholder or shareholders with the largest block of shares to elect all directors. Super-majority voting requirements are also required under two circumstances. First, the affirmative vote of shares representing at least two-thirds of the voting power of the Company is required to eliminate Ohio's control share acquisition statute ((S)1701.831 of the Ohio Revised Code). Second, the affirmative vote of shares representing at least 75% of the voting power of the Company is required to remove a director from office. Proposals one, three, four, five, and six are intended to supplement these provisions. The Company has no intention at this time to propose any additional anti-takeover measures in future proxy solicitations.

                        PROPOSAL ONE: CLASSIFIED BOARD

     The Board of Directors has unanimously adopted a resolution to amend the Company's Amended and Restated Code of Regulations to create two classes of directors, with the terms of office of each class expiring every other year and the number of directors in each class fixed at four. This resolution also increases the maximum number of directors from seven to nine. The text of the proposed amendment is attached as Exhibit A to this Proxy Statement.

     If shareholders approve the proposed amendment to the Company's Amended and Restated Code of Regulations, then, commencing with the election of directors at the Annual Meeting, the Board of Directors will be divided into two classes of directors with staggered terms of office (the term used to describe such a Board of Directors is a "classified board"). If shareholders approve the proposal, the initial terms of office of the directors in Class I and Class II will expire at the 2001 and 2002 annual meetings of shareholders, respectively. Upon the expiration of these initial terms, the successors to the directors whose initial terms of office have expired will be elected to serve for two-year terms and until their successors are elected and qualified. This election procedure will apply to all future elections of directors. Any vacancy may be filled by the Board of Directors for the full remaining term of the director who created the vacancy. If shareholders do not approve the proposed amendment to the Company's Amended and Restated Code of Regulations, all of the nominees who are elected as directors will serve one-year terms and until their successors are duly elected and qualified.

     The purpose of the proposal to create a classified board of directors is to provide for more continuity and stability on the Company's Board of Directors (although no problems with continuity or stability have been encountered to date) and to increase the likelihood that all shareholders will be treated fairly in the event of a takeover of the Company. Although the proposal is not intended to prevent a takeover, shareholder approval of the proposal may have an anti-takeover effect because the creation of a classified board of directors could extend the time necessary to change the composition of the Board of Directors. Under the Company's current Amended and Restated Code of Regulations, all of the directors are elected at each annual meeting of shareholders. As a result, the holders of shares representing a majority of the Company's voting power could replace a majority or all of the directors at one annual meeting. In contrast, if a classified board of directors is created, the holders of shares representing a majority of the Company's voting power will not be able to replace all of the directors at one annual meeting. Although this will enhance the stability and continuity of the Company's Board of Directors and management, it may also discourage a third person from initiating a proxy contest, making a tender offer, or otherwise attempting to obtain control of the Company without first negotiating with the Board of Directors and management.

     Although the proposed amendment to the Company's Amended and Restated Code of Regulations may have an anti-takeover effect, the Board of Directors believes that the advantages of a classified board outweigh any disadvantages. As a result, the Board of

Directors unanimously recommends that shareholders vote "For" approval of the proposal to amend the Amended and Restated Code of Regulations to create a classified Board of Directors.

                             ELECTION OF DIRECTORS

     If proposal one to create a classified Board of Directors is approved by shareholders, then at the Annual Meeting all shares represented by proxies, unless otherwise specified, will be voted to elect the three Class I directors nominated below to a one-year term expiring in 2001 and the three Class II directors nominated below to a two-year term expiring in 2002. If proposal one to create a classified Board of Directors is not approved by shareholders, then at the Annual Meeting all shares represented by proxies, unless otherwise specified, will be voted to fix the number of directors at eight and to elect the six nominees named below as directors for a one-year term expiring in 2001. Each of the nominees, except Mr. Lambert, presently is a director of the Company and each of the nominees has consented to be named in the proxy statement and to serve if elected. If any nominee named below as a director is unable to serve (which is not anticipated), the persons named in the proxy may vote for another nominee of their choice.

     The number of directors is being fixed at a number higher than the number to be elected because the Company believes that it is desirable to have one or two vacancies available to be filled by the Board of Directors, without the time and expense involved in holding a special meeting of shareholders, in the event that an individual who is able to make a valuable contribution as a director becomes available during the year. No decision has been made to fill the vacancies, nor has any candidate been considered and approved by the Board of Directors. If a classified Board of Directors is created, Class I and Class II will each have a vacancy.

     Proxies cannot be voted at the Annual Meeting for a greater number of individuals than the six nominees named in this Proxy Statement. However, additional nominations can be made by shareholders at the meeting.

----------------------------------------------------------------------------------------------------------------------
                                                  Class I Directors
                                               (Nominees for Election)
----------------------------------------------------------------------------------------------------------------------
                                                                            Director          Shares
                                                                             of the        Beneficially
   Name of Director and               Principal Occupation(s) During the     Company    Owned as of April   Percent
 Position with the Company    Age              Past Five Years                Since        21, 2000/(1)/    of Class
----------------------------------------------------------------------------------------------------------------------
Thomas J. Carr, Treasurer,     46    Treasurer and Chief Financial             1996         76,062/(2)(3)/      3.0%
Chief Financial Officer,             Officer of the Company since May
and Director                         1996.  Controller of the Company
                                     from September 1995 to May 1996. Prior
                                     to September 1995, President of Celtic
                                     Resources, a business consulting firm.
----------------------------------------------------------------------------------------------------------------------
Robert V.R. Ostrander,         54    Chairman of Manex Financial               1997         29,000/(3)/         1.2%
Director                             Management, Inc.; President of
                                     Manex Risk Management, Inc., Manex
                                     Management Services, Inc.,
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                     Manex Advisors, Inc., and Omni
                                     Financial Services, Inc. for more
                                     than five years.
----------------------------------------------------------------------------------------------------------------------
Paul H. Lambert                46    Retired from UUNET, a division of       Nominee           -0-             0%
                                     MCI Worldcom, in 2000 after 27
                                     years of service to CompuServe
                                     Incorporated, which was acquired by
                                     MCI Worldcom in 1998.  From July
                                     1999 until retirement, Vice
                                     President and General Manager of
                                     UUNET Hosting Services.  Prior to
                                     July 1999, held a variety of
                                     technical and marketing management
                                     positions while at CompuServe
                                     Incorporated, including Vice
                                     President, Network Technology of
                                     CompuServe Network Services
                                     (responsible for  development,
                                     engineering, operations, and
                                     administration of the worldwide
                                     CompuServe network) and Chief
                                     Technology Officer.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                 Class II Directors
                                               (Nominees for Election)
----------------------------------------------------------------------------------------------------------------------
                                                                            Director          Shares
                                                                             of the        Beneficially
   Name of Director and               Principal Occupation(s) During the     Company    Owned as of April   Percent
 Position with the Company    Age              Past Five Years                Since        21, 2000/(1)/    of Class
----------------------------------------------------------------------------------------------------------------------
                                     Chairman and Chief Executive
John D. Bair, Chairman of            Officer of the Company since May
the Board of Directors,        34    1996; President of the Company            1989        724,462/(2)(3)/    28.6%
President and Chief                  since 1998; Secretary of the
Executive Officer                    Company from 1989 to 1998.
----------------------------------------------------------------------------------------------------------------------
C. Robert Hahn, Chief          47    Chief Operating Officer and Vice          1995         63,662/(2)(3)/     2.5%
Operating Officer, Vice              President of the Company since June
President, and Director              1998.  President of the Company
                                     from June 1996 to June 1998.  Vice
                                     President of Sales and Marketing of
                                     the Company from October 1994 to
                                     June 1996.
----------------------------------------------------------------------------------------------------------------------
Thomas M. O'Leary, Director    56    Retired from AT&T Corp./Lucent            1996         31,000/(3)/        1.2%
                                     Technologies, Inc. in 1996.
                                     Business consultant since 1996 and
                                     presently member of Worthington
                                     City School Board.  Prior to 1996,
                                     employed in a managerial capacity
                                     at AT&T Corp./Lucent Technologies
                                     Inc. in the following areas:
                                     manufacturing operations,
                                     engineering, product development,
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                     project management, product repair,
                                     and support and sales.
----------------------------------------------------------------------------------------------------------------------

1. Unless otherwise indicated below, the persons listed in the foregoing two tables have the sole right to vote and to dispose of the common shares of the Company listed in that person's name.

2. As trustees of the Pinnacle Data Systems, Inc. 401(K) Profit Sharing Plan, Messrs. Bair, Hahn and Carr have the power to vote the Pinnacle shares held in the plan. Each of these individuals is shown as beneficially owning the 5,662 shares in the Plan due to their shared voting power. However, they have no investment power with respect to such shares.

3. The shares set forth in the foregoing two tables include the following numbers of shares (adjusted to give effect to the 2-for-1 stock split effective March 31, 2000) which may be acquired by the following persons upon the exercise of stock options that are exercisable within the next 60 days:

     --------------------------------------------------------------------------
     John D. Bair                                                        70,000
     --------------------------------------------------------------------------
     C. Robert Hahn                                                      58,000
     --------------------------------------------------------------------------
     Thomas J. Carr                                                      68,000
     --------------------------------------------------------------------------
     Thomas M. O'Leary                                                   30,000
     --------------------------------------------------------------------------
     Robert V.R. Ostrander                                               29,000
     --------------------------------------------------------------------------

     The foregoing tables do not reflect options for 4,000 shares held by Joy Bair, the spouse of John D. Bair, over which John D. Bair disclaims beneficial ownership.

     As of April 21, 2000, the number of shares owned by all directors and executive officers of the Company as a group (6 persons) was 912,862 (33.6%). The foregoing amount includes 255,000 shares which may be acquired upon the exercise of options which are currently exercisable or exercisable within 60 days of April 21, 2000.

                  Board of Directors Committees And Meetings

     The Board of Directors held seven meetings and took action one time by written consent during 1999. Each director attended at least 75% of the meetings held by the Board of Directors except that Mr. O'Leary attended five of the seven meetings.

     The Board of Directors established a Compensation Committee in December 1999. The Compensation Committee, which is comprised of Messrs. Carr, O'Leary, and Ostrander, reviews executive compensation policies and levels of compensation. The Compensation Committee held no meetings during 1999.

     The Board of Directors has no standing audit or nominating committee or committee performing similar functions and no other standing committees.

                            Compensation of Directors

     Directors who are officers of the Company receive no separate compensation for their services as directors. Compensation of the outside directors is determined by the whole Board of Directors after receiving the recommendations of the President. Currently, outside directors receive a fee of $500 for each Board Meeting attended. In 1996, upon his initial election to the Board of Directors, Mr. O'Leary received options for 10,000 shares of the Company's common stock at an exercise price of $3.50 per share. These options were repriced in 1999 and are now exercisable at $2.065 per share until October 1, 2006. Mr. O'Leary also received options for 20,000 shares in September 1997 that are exercisable at $1.50 per share until September 2007, and received options for 8,000 shares in June 1999 that are exercisable at $2.065 per share until June 2009. Mr. Ostrander received options for 29,000 shares in September 1997 that are exercisable at $1.50 per share until September 2007. Mr. Ostrander also received options for 8,000 shares in June 1999 that are exercisable at $2.065 per share until June 2009. All share amounts set forth in this paragraph have been adjusted to give effect to the 2-for-1 stock split which became effective March 31, 2000.

                            Executive Compensation

     The following table sets forth for the fiscal years ended December 31, 1999 and 1998, the compensation of the Company's Chief Executive Officer and the only other executive officer whose compensation exceeded $100,000 during 1999. No other executive officer of the Company received salary and bonus compensation in excess of $100,000 in the most recent completed fiscal year.

                          Summary Compensation Table

                                                             Annual Compensation        Long Term Compensation
                                                                                           (*)         (***)
                                                                                        Securities      All
                                                                                          Under-       Other
                                                                                          lying       Compen-
                   Name and               Fiscal            Salary          Bonus        Options/      sation
                   Positions               Year              ($)             ($)          SAR's         ($)
             -----------------------------------------------------------------------------------------------
             John D. Bair                  1999            148,500         18,158          8,000       2,498
             Chairman of the               1998            135,520          7,370                      3,000
             Board of Directors,                                                          70,000(**)
             President, and Chief
             Executive Officer
             -----------------------------------------------------------------------------------------------

             C. Robert Hahn                1999            137,500         18,158          8,000       3,000
             Chief Operating               1998            125,481          7,370         48,000(**)   3,000
             Officer, Vice
             President

*Amounts in this column and in the related footnote have been adjusted to give effect to a 2-for-1 stock split, which became effective March 31, 2000, as if the stock split was effective prior to the issuance of the securities.

**In 1998, 60,000 of the options granted to Mr. Bair and 30,000 of the options granted to Mr. Hahn were replacement grants for options granted to them in 1997, which were re-priced to reflect then-current market values.

***Amounts in this column reflect matching contributions made by the Company to its 401(k) plan for the benefit of Messrs. Bair and Hahn.

                       Option Grants in Last Fiscal Year

         The following table indicates information about stock options granted to the Company's chief executive officer and the other officer named in the summary compensation table during 1999, adjusted as if the 2-for-1 stock split, which became effective March 31, 2000, was effective prior to 1999.

                                       Number              Percent of
                                   of Securities          Total Options
                                     Underlying            Granted to             Exercise or
                                      Options             Employees in            Base Price           Expiration
      Name                           Granted(#)            Fiscal Year               ($/sh)               Date
      ----                           ---------             -----------            -----------          ----------
John D. Bair                      8,000 shares                5.3%                   $ 2.27                2004
C. Robert Hahn                    8,000 shares                5.3%                   $2.065                2009

               Stock Option Exercises and Year End Option Values

     The following table indicates stock option exercises during 1999 by the Company's chief executive officer and the other officer named in the summary compensation table, and the value, as of December 31, 1999, of in-the-money stock options held by them, adjusted as if the 2-for-1 stock split, which became effective March 31, 2000, was effective prior to 1999:

                                                                                                      Value of
                                                                               Number of             Unexercised
                                                                              Unexercised           in-the-Money
                                                                              Options at             Options at
                                 Shares                                       12/31/99(#)            12/31/99(#)
                               Acquired on               Value               Exercisable/           Exercisable/
          Name                Exercise (#)            Realized(1)            Unexercisable        Unexercisable(2)
          ----                ------------            -----------            -------------        ---------------
John D. Bair                        0                      0                 70,000/8,000            $24,500/$0
C. Robert Hahn                      0                      0                 58,000/8,000            $31,500/$0

(1) Aggregate market value of the shares covered by the option less the aggregate price paid by such person.

(2) The value of in-the-money options was determined by subtracting the exercise price from the average of the closing bid and asked prices of the shares on December 31, 1999.

                             Employment Agreements

     The Company has entered into an employment agreement with John D. Bair, its Chairman of the Board, President and Chief Executive Officer. The agreement is for a term of three years ending on September 1, 2000, and provides for an annual salary of $100,000 or such higher amount as shall be determined by the Board of Directors plus a bonus of 3% of pre-tax net income. The agreement also provides for those benefits generally available to other employees. If the Company terminates Mr. Bair's employment without cause, he is entitled to a severance payment equal to one year's base salary.

     The Company has entered into an employment agreement with C. Robert Hahn, its Vice President and Chief Operating Officer. The agreement is for a term of three years ending on September 1, 2000, and provides for an annual salary of $120,000 or such higher amount as shall be determined by the Board of Directors plus a bonus of 3% of pre-tax net income. The agreement also provides for those benefits generally available to other employees. If the Company terminates Mr. Hahn's employment without cause, he is entitled to a severance payment equal to one year's base salary.

            Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors and persons who own more than 10% of a registered class of the Company's equity securities to file statements of beneficial ownership of the Company's shares of common stock. Because the Company was not subject to reporting under the Securities Exchange Act of 1934 during 1999, this requirement did not apply to its officers, directors and shareholders during 1999 and there is nothing to report under this item with respect to 1999.

                    Principal Holders Of Voting Securities

     The following table sets forth certain information with respect to the only persons known by the Company to own beneficially more than 5% of its common shares:

---------------------------------------------------------------------------------------------------------------
 Name and Address of Beneficial Owner       Amount and Nature of Beneficial
                                                     Ownership/(1)/                     Percent of Ownership
---------------------------------------------------------------------------------------------------------------
John D. Bair
Pinnacle Data Systems, Inc.
6600 Post Road                                        724,462/(2)/                                28.6%
Columbus, Ohio 43215
---------------------------------------------------------------------------------------------------------------
David J. Richards
7964 Holyrood Ct.                                     194,500/(3)/                                 7.3%
Dublin, Ohio 43017
---------------------------------------------------------------------------------------------------------------

(1) Beneficial ownership as of April 21, 2000. Except as otherwise indicated below, the persons listed in the foregoing table have the sole right to vote and to dispose of the common shares of the Company listed in that person's name.

(2) Includes 70,000 shares which may be acquired by Mr. Bair upon the exercise of options which are currently exercisable or exercisable within 60 days of April 21, 2000; and (ii) 5,662 shares held in the Pinnacle Data Systems, Inc. 401(k) Profit Sharing Plan over which Mr. Bair shares voting power as a trustee. Does not include options for 4,000 shares held by Joy Bair, the spouse of John
D. Bair, over which he disclaims beneficial ownership.

(3) Includes 74,000 shares subject to outstanding options which are currently exercisable.

                      PROPOSAL TWO: SHAREHOLDER APPROVAL
                       OF MERGERS AND OTHER TRANSACTIONS

     The Board of Directors has unanimously adopted a resolution to amend the Company's Amended and Restated Articles of Incorporation to require the affirmative vote of shares representing at least 75% of the Company's voting power to approve mergers, acquisitions or other matters for which Ohio law specifies a required percentage vote of shareholders unless the transaction has previously been approved by the vote of at least two-thirds of the members of the Board of Directors. The text of the proposed amendment is attached as Exhibit B to this Proxy Statement.

     Ohio law requires corporations to obtain shareholder approval (with some exceptions) of mergers, combinations, majority share acquisitions, amendments to a corporation's articles of incorporation, and certain other matters by the affirmative vote of shares representing at least two-thirds of the corporation's voting power. The Company has opted out of this two-thirds voting requirement by including in its Amended and Restated Articles of Incorporation a provision permitting shareholder approval of such matters by the affirmative vote of shares representing a majority of the Company's voting power. If approved by shareholders, the proposed amendment to the Amended and Restated Articles of Incorporation will increase this majority voting requirement to a 75% voting requirement if the matter being voted upon by shareholders has not been approved in advance by at least two-thirds of the members of the Board of Directors. If a merger, combination, majority share acquisition, amendment to the Company's Amended and Restated Articles of Incorporation, or other proposal requiring a particular shareholder vote under Ohio law has been approved by at least two-thirds of the members of the Board of Directors, then such matter may be approved by the affirmative vote of shares representing a majority of the Company's voting power.

     The purpose of the proposed amendment is to encourage a person who may be seeking to obtain control of the Company to negotiate in advance with the Board of Directors, since the 75% shareholder approval requirement will not apply if at least two-thirds of the members of the Board of Directors has approved the transaction in advance. The Board of Directors believes that the interests of the Company and its shareholders are best served by a transaction that occurs after careful negotiation of the terms of the transaction, including the price to be paid for the Company's shares. Nevertheless, although the proposed amendment is not intended to prevent a change in control of the Company, the proposed amendment may have an anti-takeover effect because of its increase in the shareholder approval requirement. This increase may allow minority shareholders or management to veto a transaction that may be viewed by other shareholders as desirable or beneficial. On balance, however, the Board of Directors believes that the advantages offered by the proposed amendment outweigh any disadvantages. As a result, the Board of Directors unanimously recommends that shareholders vote "For" approval of the proposal to amend the Company's Amended and Restated Articles of Incorporation to provide for the affirmative vote of shares representing at least 75% of the Company's voting power under the circumstances described above.

                    PROPOSAL THREE: AMENDMENT TO PROVISIONS
                OF THE AMENDED AND RESTATED CODE OF REGULATIONS

     The Board of Directors has unanimously adopted a resolution to amend the Company's Amended and Restated Code of Regulations. As explained below, the proposed amendments are necessary to ensure that the results intended by the creation of a classified Board of Directors are not circumvented. Additionally, an existing provision of the Amended and Restated Code of Regulations requires the affirmative vote of the holders at least 75% of the shares that are entitled to vote in the election of directors to remove a director without assigning cause. The proposed amendments would also help ensure that this provision is not circumvented. For these reasons, the proposed amendments may have an anti-takeover effect. The text of the proposed amendment is attached as Exhibit C to this Proxy Statement.

     If the amendments to the Company's Amended and Restated Code of Regulations are approved by shareholders, any amendment to Section 2.2 (which will govern the classification of the Board of Directors) or Section 2.7 (which governs the removal of directors) will require the approval of shares representing at least 75% of the Company's voting power, unless the amendment has previously been approved by the vote of at least two-thirds of the members of the Board of Directors. If the Board of Directors has given such approval, then Sections 2.2 and 2.7 may be amended by the affirmative vote of shares representing a majority of the Company's voting power. The purpose of these amendments is to ensure that the results intended by the creation of a classified Board of Directors and by requiring a super-majority vote to remove a director without cause are not circumvented by a person who is seeking to obtain control of the Company. If the amendments are not approved by shareholders, a person who obtains shares representing a majority of the Company's voting power will be able to circumvent the provisions of the Amended and Restated Code of Regulations governing the classification and removal of directors by simply voting his or her shares in favor of an amendment that would eliminate these provisions. That person could then remove all of the directors and elect his or her own nominees to the Board of Directors. The proposed amendments are designed to guard against this possibility and to encourage a person who is seeking to obtain control of the Company to negotiate with the Board of Directors.

     The proposed amendment will also revise Article 10, which governs amendments to the Amended and Restated Code of Regulations. Article 10 permits the Amended and Restated Code of Regulations to be amended by the affirmative vote of shares representing a majority of the Company's voting power. The proposed amendment to Article 10 will not change this majority-vote requirement except that it will eliminate its applicability to amendments to Sections 2.2 and 2.7 in light of the super-majority vote required to amend these sections.

     The Board of Directors unanimously recommends that shareholders vote "For" approval of the proposal to amend the Company's Amended and Restated Code of

Regulations to require the affirmative vote of shares representing at least 75% of the Company's voting power to amend the provisions governing the two classes of directors and the removal of directors unless the amendment has previously been approved by the vote of at least two-thirds of the members of the Board of Directors.

                     PROPOSAL FOUR: INCREASE IN THE NUMBER
                          OF AUTHORIZED COMMON SHARES

     The Board of Directors has unanimously adopted a resolution to amend the Company's Amended and Restated Articles of Incorporation to increase the number of authorized common shares from 5,000,000 to 10,000,000. The text of the proposed amendment is attached as Exhibit D to this Proxy Statement.

     Currently, the Amended and Restated Articles of Incorporation authorize the Company to issue 5,000,000 common shares, of which 2,461,602 shares were outstanding at the close of business on April 21, 2000. A total of 1,067,600 shares are reserved for issuance under the Company's 1995 Stock Option Plan; 250,000 shares are reserved for issuance under the 2000 Directors Stock Option Plan; and 149,000 shares are reserved for issuance upon exercise of existing but unexercised options granted to directors and to David J. Richards. Additionally, 50,000 shares were reserved for issuance pursuant to warrants granted to Corna Securities, the underwriter, in connection with the Company's 1995 public offering. As a result, only 1,021,798 common shares remain available for future issuance.

     The purpose of the proposed amendment of the Amended and Restated Articles of Incorporation is to make additional common shares available for the Company's use from time to time for general corporate purposes. If the proposed amendment is approved by shareholders, the Company will be able to issue the newly authorized common shares for any corporate purpose, including stock splits, stock dividends, employee benefit and compensation plans, public or private sales for cash as a means of raising capital, or acquisitions. The Company will be able to meet these and other potential future needs without having to incur the delay and significant expense that would accompany a future request for shareholder approval. In determining whether to issue common shares the Board of Directors would be required to exercise its judgment regarding the best interests of the Company and its shareholders.

     The newly authorized common shares will have rights identical to the rights of the common shares that are currently issued and outstanding. Moreover, shareholder approval of the proposal to increase the number of authorized common shares, and the issuance of such shares, will not alter the rights of the common shares that are currently issued and outstanding. The effect of the issuance of any newly authorized common shares will be the same as the effect of issuing common shares that are currently authorized. For example, the issuance of newly authorized common shares may dilute the Company's earnings per share and book value per share. Shareholders have no preemptive rights. As a result, shareholders will not have a preferential right to purchase any of the additional common shares that will be authorized if the proposed amendment is approved by shareholders.

     Shareholder approval of the proposal to increase the number of authorized common shares may have an anti-takeover effect because, if an attempt to obtain control of the Company were made, the Company could issue a block of common shares (or rights to purchase such shares) to persons who are loyal to the Company's management. The issuance of such shares could preclude a merger or takeover attempt--or make them more difficult--because it could dilute the voting power of the person seeking to obtain control of the Company.

     Although the proposed amendment to the Amended and Restated Articles of Incorporation may have an anti-takeover effect, the Board of Directors believes that the advantages offered by the amendment outweigh any disadvantages. As a result, the Board of Directors unanimously recommends that shareholders vote "For" approval of the proposal to amend the Amended and Restated Articles of Incorporation to increase the number of authorized common shares from 5,000,000 to 10,000,000.

                        PROPOSAL FIVE: AUTHORIZATION OF
                           CLASS OF PREFERRED STOCK

     The Board of Directors has unanimously adopted a resolution to amend the Company's Amended and Restated Articles of Incorporation to create 4,000,000 authorized shares of "blank check" preferred stock. The text of the proposed amendment is attached as Exhibit D to this Proxy Statement. The term "blank check" refers to preferred shares whose terms, rights and features are not established when the preferred shares are authorized for issuance but rather are established by the Board of Directors at the time of issuance. The Company is not currently authorized to issue preferred shares and does not currently have plans to issue any such shares.

     The purpose of the proposed amendment of the Amended and Restated Articles of Incorporation is to provide the Company with increased financial flexibility by making another type of security (in addition to common shares) available for issuance in public offerings or private placements. The Board of Directors believes that having a class of blank check preferred stock provides it with more flexibility in connection with potential acquisitions and potential equity financings. It is not uncommon in these situations for the persons selling the business or providing significant financing to request and negotiate for preferred stock with special rights. Having a class of blank check preferred stock gives the Company the ability to enter into these transactions without the delay and expense that would be involved in calling a special shareholder meeting.

     Shareholder authorization of the proposal to authorize the issuance of blank check preferred stock would permit the Company to issue preferred shares from time to time in one or more series for any lawful corporate purpose. The Board of Directors would be authorized to adopt resolutions to issue preferred shares, to fix the number of such shares, to change the number of shares constituting any series, and to provide for or change the voting powers, designations, preferences and relative, participating, optional or other special rights (including whether dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the shares constituting any series of the preferred stock. The Board of Directors could do all of this without any further action or vote by shareholders. In determining whether to issue preferred shares and, if so, the terms of such shares, the Board of Directors would be required to exercise its judgment regarding the best interests of the Company and its shareholders.

     The issuance of preferred shares may adversely affect the rights of the common shareholders. Preferred shares will be senior in rank to the Company's common shares. The issuance of preferred shares may reduce the amount of funds available for the payment of dividends on common shares or otherwise restrict the payment of dividends on common shares. The issuance of preferred shares may dilute the voting power of common shares or adversely affect the right of common shareholders to share in the Company's assets upon liquidation. Preferred stock may have full or limited voting rights and may or may not be convertible into common shares. Accordingly, the issuance of preferred shares may decrease the amount of earnings and assets allocable to or available for distribution to common shareholders, adversely affect the rights and powers (including voting rights) of the common shareholders, discourage bids for common shares, or otherwise adversely affect the market price of common shares.

     Shareholder approval of the proposal to create 4,000,000 authorized shares of blank check preferred stock may have an anti-takeover effect because, if an attempt to obtain control of the Company were made, the Company could issue a block of preferred shares (or rights to purchase such shares) to persons who are loyal to the Company's management. The issuance of such shares could preclude a merger or takeover attempt--or make them more difficult--because it could dilute the voting power of the person seeking to obtain control of the Company.

     Although the proposed amendment to the Amended and Restated Articles of Incorporation may have an anti-takeover effect, the Board of Directors believes that the advantages offered by the amendment outweigh any disadvantages. As a result, the Board of Directors unanimously recommends that shareholders vote "For" approval of the proposal to amend the Amended and Restated Articles of Incorporation to create 4,000,000 authorized shares of blank check preferred stock.

                        PROPOSAL SIX: AMENDMENT TO THE
                            1995 STOCK OPTION PLAN

     The directors of the Company adopted the Company's 1995 Stock Option Plan (the "Plan") in 1995, and it was approved by shareholders in December 1995. The purpose of the Plan is to encourage employees of the Company and its subsidiaries to acquire or increase a proprietary interest in the Company, to assist the Company and its subsidiaries in attracting and retaining highly qualified employees by providing them with options to purchase shares in the Company, and to further promote and strengthen the interest of the Company's employees in the development and financial success of the Company.

     At the Annual Meeting, shareholders will be asked to approve Amendment No. 1 to the Plan, which was adopted by the Company's Board of Directors on February 16, 2000, as well as an earlier amendment adopted August 12, 1999, which has now been modified by Amendment No. 1. Pursuant to the requirements of the Plan and in order to be effective under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), the proposed amendments must be approved by the Company's shareholders within 12 months after adoption by the Board of Directors. At the Annual Meeting, unless otherwise indicated, proxies will be voted for the adoption of the proposed amendments. The following discussion of the Plan and the proposed amendments to the Plan are qualified in their entirety by reference to the full text of the Plan, including the proposed amendments. The proposed amendments are attached to this Proxy Statement as Exhibits E.

     Amendment No. 1 does five things: (1) it increases the number of shares for which options can be granted under the Plan, (2) it changes the administrative provisions of the Plan to comport with changes in Rule 16b-3 since the time the Plan was adopted, (3) it eliminates a restriction required by former Rule 16b-3 that prevented plan committee members from participating in the Plan for a period of 12 months after they stopped serving on the committee, (4) it gives the administrator of the Plan the ability to grant non-qualified options which are transferable to a person's immediate family members or trusts or partnerships set up for their benefit, and (5) it removes a six-month holding period on options held by officers and directors, which was required by former Rule 16b-3. Several of the changes resulted from changes in Rule 16b-3. If complied with, Rule 16b-3 provides an exemption from the short swing profit provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), for option grants so that option grants to purchase common shares of the Company do not need to be matched against sales of the Company's common shares that occur within a less than six-month period. Some of the restrictions in former Rule 16b-3 have been eliminated, and Amendment No. 1 would also eliminate these restrictions from the Plan.

     A total of 600,000 common shares (after adjustment for a 2 for 1 stock split which occurred on March 31, 2000) were originally reserved for issuance (subject to anti-dilution adjustments) under the Plan. Options for all 600,000 of these common shares have been granted under the Plan. Additional common shares need to be added to the Plan so that it may continue to function. The Company's management would like the Plan to continue to function because the grant of options under the Plan aligns an employee's interest in the Company with that of a shareholder's, namely to see the value of his or her shares appreciate. On August 12, 1999, the Board of Directors approved an amendment to the Plan to increase the number of common shares reserved for issuance under the Plan to 800,000 (post stock split). On February 16, 2000 the Board of Directors reconsidered the number of common shares and adopted Amendment No. 1 which, among other things, increases the number of common shares reserved for issuance under the Plan to 1,200,000 (post stock split). Although Amendment No. 1 now supercedes the August 12, 1999 amendment, the August 12, 1999, amendment still needs to be approved by shareholders so that options granted under that amendment can qualify as incentive stock options under the Code.

     If approved by shareholders, Amendment No. 1 will increase the total number of common shares reserved for issuance under the Plan by 600,000 to 1,200,000. Options for 6,000 additional common shares authorized in the August 12, 1999, amendment were granted to employees on August 12, 1999, and options for 2,000 of these additional common shares were granted to an employee on December 15, 1999. None of these options were granted to executive officers or directors of the Company. No options have been granted from the additional shares authorized in Amendment No. 1. All of these options have been granted subject to shareholder approval of the August 12, 1999, amendment and Amendment No. 1, which means that if the amendments are not approved by shareholders, these options will terminate.

     The Plan provides that all employees of the Company and its subsidiaries are eligible to receive options under the Plan and that directors who are not also employees of the Company or one of its subsidiaries are not eligible to receive options under the Plan. Amendment No. 1, if approved by shareholders, would eliminate a restriction that prevented any member of a committee which administers the Plan from participating in the Plan until 12 months after he or she stops serving on the Committee. This provision was originally included in the Plan to comply with Rule 16b-3 as it was in effect on the date the Plan was adopted. Rule 16b-3 has been changed to eliminate this restriction and the Board of Directors did not think such restriction was needed for any other purpose. Accordingly, the Board of Directors believes this restriction should be eliminated.

     Amendment No. 1 also provides that the Plan is to be administered by the Board of Directors of the Company, with authority given to the Board of Directors to delegate administration to a committee of non-employee directors. Historically, the Board of Directors has administered the Plan. However, the Plan provides that at such time as the Company becomes a reporting company under the 1934 Act that the Plan is to be administered by a committee of not less than three directors. This is to comply with the provisions of (S).16b-3 of the 1934 Act at the time the Plan was adopted. Rule 16b-3 has been changed since the time the Plan was adopted and the provision contained in Amendment No. 1 follows the administration provisions of new Rule 16b-3. As a result of Amendment No. 1, the Board of Directors will continue to administer the Plan. The administrator of the Plan is authorized, among other things, to interpret the provisions of the Plan, designate the employees who are to receive options under the Plan, determine the number, type, frequency, and terms and conditions of options to be granted under the Plan, specify the number of shares subject to each option and the method of exercise, and determine the vesting requirements, if any, for option exercises. The administrator is also authorized under the Plan to grant options intended to qualify as incentive stock options under Section 422 of the Code ("Incentive Options") and options not intended to qualify as incentive stock options ("Nonqualified Options").

     As originally adopted, Nonqualified Options granted under the Plan are not transferable except by will or the laws of descent and distribution. Amendment No. 1, if approved by shareholders, will give the administrator of the Plan the sole discretion to permit a Nonqualified Option to be transferred to the grantee's spouse, children, grandchildren, nieces, or nephews or to the trustee of any trust established for the benefit of such persons or to a partnership whose only partners are such persons. The reason for this change is to enable the Company to assist employees of the Company in connection with their estate plans in which they desire options and shares receivable upon exercise of options to be outside of their estates. Additionally, this is a common feature that has been added to option plans in recent years, and the Company would like to include this provision so that its employees have benefits similar to those provided by other companies.

     Amendment No. 1, if approved by shareholders, will also eliminate a six-month holding period in the Plan that prevents officers or directors from selling shares purchased upon exercise for a period of six months from the date the option was granted. This provision was originally included in the Plan to comply with Rule 16b-3 as it was in effect on the date the Plan was adopted. Rule 16b-3 was changed to eliminate this requirement, although it is one of the permissible choices for granting options which meet the Rule 16b-3 exemption. Amendment No. 1 follows the provisions of Rule 16b-3 as currently in effect and makes this an option available to the Administrator of the Plan, but not a requirement.

     No consideration is received by the Company or its subsidiaries for the granting of options under the Plan. As of April 21, 2000, a total of 83 employees of the Company were eligible to receive options under the Plan. The market value of shares subject to options outstanding under the Plan was $________ as of April 21, 2000.

     Two different kinds of options can be granted under the Plan. Incentive Options provide employees with special favorable tax treatment. Nonqualified options do not provide the kind of favorable tax treatment provided by Incentive Options.

     Set forth below is a general discussion of how the Plan operates.

     The purchase price for shares subject to an Incentive Option may not be less than the fair market value of the shares at the time the Incentive Option is granted. If an employee who is granted an option owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries at the time the option is granted, then the purchase price of the shares subject to the Incentive Option must be at least 110% of the fair market value of the shares at the time the Incentive Option is granted. For purposes of the Plan, the fair market value of such shares means, as of any given date: (a) the mean between the highest and lowest bid and ask prices, as reported by the National Association of Securities Dealers, Inc., on the day the Incentive Option is granted; (b) the last reported sale price on the Nasdaq National Market system prior to the date the Incentive Option is granted; (c) the last reported sale price on any stock exchange prior to the date the Incentive Option is granted, or, if none of the foregoing is applicable, (d) the value determined in good faith by the administrator of the Plan. The aggregate fair market value (determined at the time of the grant of the option) of shares with respect to which Incentive Options are exercisable for the first time by any eligible person during any calendar year may not exceed $100,000.

     Each Incentive Option granted under the Plan must be evidenced by a written incentive option agreement in a form approved by the administrator of the Plan. This can include option certificates. All Incentive Options granted under the Plan must be granted within 10 years from the date on which the Company adopted the Plan (December 19, 1995). All Incentive Options must be exercised within 10 years from the date on which the option was granted (5 years if the employee who was granted the option owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries).

     Incentive Options are not transferable other than by will or the laws of descent and distribution. Incentive option agreements may contain provisions restricting the transferability of shares subject to Incentive Options and making such shares subject to repurchase by the Company upon the occurrence of certain events. Except upon the discharge for cause of any grantee of an Incentive Option (in which case all unexercised Incentive Options granted to such grantee will lapse), if the grantee of an Incentive Option ceases to be an employee of the Company or any of its subsidiaries for any reason, then the Incentive Option or any unexercised portion of the Incentive Option which otherwise is exercisable terminates unless it is exercised within three months after the date such grantee ceases to be an employee. If the reason for cessation of such employment is death or disability, the three-month period is instead a one-year period.

     The purchase price for shares subject to Nonqualified Options is determined by the administrator of the Plan. Each Nonqualified Option granted under the Plan must be evidenced by a written nonqualified option agreement in a form approved by the administrator. This can include option certificates. Nonqualified Options are not exercisable after the expiration of 10 years from the date granted.

     Each Nonqualified Option agreement may contain provisions restricting the transferability of shares subject to a Nonqualified Option or making such shares subject to repurchase by the Company upon the occurrence of certain events. Except upon the discharge for cause of any grantee of a Nonqualified Option (in which case all unexercised Nonqualified Options granted to such grantee will lapse), if the grantee of a Nonqualified Option ceases to be an employee of the Company or any of its subsidiaries for any reason, then the Nonqualified Option or any unexercised portion of the Nonqualified Option which otherwise is exercisable terminates unless it is exercised within three months after the date such grantee ceases to be an employee. If the reason for cessation of employment is death or disability, the three-month period is instead a one-year period.

     No option is exercisable and no shares are deliverable under the Plan except in compliance with all applicable federal and state securities laws and regulations.

     If the Company's shares are not being regularly traded in open-market brokerage transactions (either on a stock exchange, on Nasdaq, or over-the-counter), the Company is authorized (but is not required) under the Plan to repurchase any shares, in whole or in part, acquired through an option exercise if the person who acquired the shares is no longer an employee of the Company. The purchase price will be the fair market value of the shares as determined in one of three ways: (i) by agreement of the Company and the person whose shares are being purchased, (ii) by an appraiser agreed upon by the Company and the person whose shares are being purchased, or (iii) by majority vote of a three-member appraisal board.

     If the grantee of an option is no longer employed by the Company and, within six months of the date on which his or her employment was terminated, competes directly or indirectly with the business carried on by the Company or solicits any of the Company's customers or accounts or persons or businesses who were customers or accounts at any time during the three-year period preceding the date on which the grantee's employment was terminated, all unexercised held by the grantee will lapse. In addition, with respect to any shares acquired through an option exercise by the grantee during the six-month period preceding the date of his or her termination of employment or at any time after such termination, the grantee will be obligated to pay to the Company an amount equal to the difference between the price paid by the grantee for such shares and the fair market value of such shares on the date the option was exercised. The Company is permitted under the Plan to offset this amount against amounts owed by it to the grantee.

     The Board of Directors, without further action on the part of the shareholders, may from time to time amend the Plan or may at any time terminate the Plan except that no amendment or termination may affect the rights of a grantee of a previously granted option without the grantee's consent. In addition, no amendment can be made without the prior approval of shareholders if such approval is required (with respect to Incentive Options) to preserve the status of the Plan as an incentive stock option plan and the qualification of options as incentive stock options under
(S)422 of the Code. Such amendments include those that would increase the maximum number of shares that may be subject to Incentive Options, those that would increase the benefits to a grantee, and those that would modify the eligibility requirements under the Plan.

     Federal income taxation of the various events related to the options (option grant, option exercise, and sale of shares) under the Plan is different for Nonqualified Options and Incentive Options.

     Nonqualified Options.  In general, for federal income tax purposes under
     --------------------
present law:

     (a) The grant of a Nonqualified Option, by itself, will not result in income to the optionee.

     (b) Except as provided in (e) below, the exercise of a Nonqualified Option (in whole or in part, according to its terms) will result in ordinary income to the optionee at that time in an amount equal to the excess (if any) of the fair market value of the Company's shares on the date of exercise over the exercise price.

     (c) Except as provided in (e) below, the optionee's tax basis of shares acquired upon the exercise of a Nonqualified Option, which will be used to determine the amount of any capital gain or loss on a future taxable disposition of such shares, will be the fair market value of the shares on the date of exercise.

     (d) No deduction will be allowable to the employer corporation upon the grant of a Nonqualified Option, but upon the exercise of a Nonqualified Option, a deduction will be allowable to the employer corporation at that time in an amount equal to the amount of ordinary income realized by the optionee exercising such Nonqualified Option if the employer corporation deducts and withholds appropriate federal withholding tax.

     (e) With respect to the exercise of a Nonqualified Option and the payment of the exercise price by the delivery of shares, to the extent that the number of shares received does not exceed the number of shares surrendered, no taxable income will be realized by the optionee at that time, the tax basis of shares received will be the same as the tax basis of shares surrendered, and the holding period of the optionee in shares received will include his or her holding period in shares surrendered. To the extent that the number of shares received exceeds the number of shares surrendered, ordinary income will be realized by the optionee at that time in the amount of the fair market value of such excess shares, the tax basis of such shares will be equal to the fair market value of such shares at the time of exercise, and the holding period of the optionee in such shares will begin on the date such shares are transferred to the optionee.

     Incentive Options.  In general, for federal income tax purposes under
     -----------------
present law:

     (a) Neither the grant nor the exercise of an Incentive Option, by itself, will result in income to the optionee; however, the excess of the fair market value of the Company's shares at the time of exercise over the exercise price is (unless there is a disposition of shares acquired upon exercise of an Incentive Option in the taxable year of exercise) includable in alternative minimum taxable income which may, under certain circumstances, result in an alternative minimum tax liability to the optionee.

     (b) If shares acquired upon exercise of an Incentive Option are disposed of in a taxable transaction after the later of two years from the date on which the Incentive Option is granted or one year from the date on which such shares are transferred to the optionee, long-term capital gain or loss will be realized by the optionee in an amount equal to the difference between the amount realized by the optionee and the optionee's basis which, except as provided in (e) below, is the exercise price.

     (c) Except as provided in (e) below, if the shares acquired upon the exercise of an Incentive Option are disposed of within the two-year period from the date of grant or the one-year period after the transfer of the shares to the optionee upon exercise of the Incentive Option (a "disqualifying disposition"):

          (i) Ordinary income will be realized by the optionee at the time of the disqualifying disposition in the amount of the excess, if any, of the fair market value of the shares at the time of such exercise over the exercise price, but not in an amount exceeding the excess, if any, of the amount realized by the optionee over the exercise price.

          (ii) Short-term or long-term capital gain will be realized by the optionee at the time of the disqualifying disposition in an amount equal to the excess, if any, of the amount realized over the fair market value of the shares at the time of such exercise.

          (iii) Short-term or long-term capital loss will be realized by the optionee at the time of the disqualifying disposition in an amount equal to the excess, if any, of the exercise price over the amount realized.

     (d) No deduction will be allowed to the employer corporation with respect to Incentive Options granted or shares transferred upon exercise thereof, except that if a disposition is made by the optionee within the two-year period referred to above, the employer corporation will be entitled to a deduction in the taxable year in which the disposition occurred in an amount equal to the amount of ordinary income realized by the optionee making the disposition.

     (e) With respect to the exercise of an Incentive Option and the payment of the option price by the delivery of shares to the extent that the number of shares received does not exceed the number of shares surrendered, no taxable income will be realized by the optionee at that time, the tax basis of the shares received will be the same as the tax basis of the shares surrendered, and the holding period (except for purposes of the one-year period referred to in (c) above) of the optionee in the shares received will include his or her holding period in the shares surrendered. To the extent that the number of shares received exceeds the number of shares surrendered, no taxable income will be realized by the optionee at that time, such excess shares will be considered Incentive Option stock with a zero basis, and the holding period of the optionee in such shares will begin on the date such shares are transferred to the optionee. If the shares surrendered were acquired as the result of the exercise of an Incentive Option and the surrender takes place within two years from the date the option relating to the surrendered shares was granted or within one year from the date of such exercise, the surrender will result in a disqualifying disposition and the optionee will realize ordinary income at the time of exercise of the shares surrendered over the basis of such shares. If any of the shares received are disposed of within one year after the shares are transferred to the optionee, the optionee will be treated as first disposing of the shares with a zero basis.

     The Board of Directors unanimously recommends a vote "For" the amendments to the 1995 Stock Option Plan.

                        PROPOSAL SEVEN: APPROVAL OF THE
                       2000 DIRECTORS STOCK OPTION PLAN

     On March 22, 2000, the Company adopted the Pinnacle Data Systems, Inc. 2000 Directors Stock Option Plan (the "Directors Plan"). The purpose of the Directors Plan is to provide eligible directors with an opportunity to participate in the Company's future prosperity and growth and an incentive to increase the value of the Company based on the Company's performance, development, and financial success. The Company has reserved 250,000 common shares (post March 31, 2000 stock split) for issuance under the Directors Plan. The number of shares reserved for issuance is subject to anti-dilution adjustments. The Directors Plan is subject to shareholder approval within 12 months of the date of its adoption. The Directors Plan is attached to this proxy statement as Exhibit F.

     Only directors of the Company who are not employees of the Company or its subsidiaries are eligible to participate in the Directors Plan. Currently, two directors are eligible to receive options under the Directors Plan. If elected as a director, Mr. Lambert will also be eligible to receive options under the Directors Plan. As of the date of this Proxy Statement, no options have been granted under the Directors Plan.

     The Directors Plan is administered by a committee of the Board of Directors consisting of directors who are not eligible to receive options under the Directors Plan. Subject to the requirement that the price per share of any common shares to be received upon the exercise of an option will not be less than the fair market value of the common shares at the time the option is granted, the committee administering the Directors Plan has the authority to designate recipients of options to be granted under the Directors Plan, to determine the number of options granted and the number of common shares subject to such options, and to establish the terms and conditions of options. Each option must be evidenced by a written agreement in a form approved by the committee administering the Directors Plan. No option is exercisable after ten years from the date on which the option was granted.

     Options granted under the Directors Plan are not transferable except that options may be transferred by will or the laws of descent and distribution or (if approved by the committee administering the Directors Plan) by gift to the grantee's spouse, children, grandchildren, nieces, or nephews or to the trustee of any trust established for the benefit of such persons or to a partnership whose only partners are such persons.

     If a director can no longer participate in the Directors Plan because of death or disability, then all unvested options will automatically terminate (unless the committee administering the Directors Plan approves of the immediate vesting of such options) and all vested options will remain exercisable for one year or the remaining term of the option, whichever is shorter, or for any other period specified by the committee. If a director can no longer participate in the Directors Plan for a reason other than death or disability (except a termination for cause), then all unvested options will automatically terminate and all vested options will remain exercisable for ninety days or the remaining term of the option, whichever is shorter, or for any other period specified by the committee. If a director is terminated for cause, all unexercised options will terminate.

     If a change in control of the Company occurs (as defined in the Directors
Plan), then all outstanding options will become fully vested and exercisable. Upon a change in control, the Company may also terminate any or all unexercised options within 30 days of the change in control, provided that the Company pays the option holder the difference between the exercise price of the option and the fair market value of the shares underlying the option. No payment need be made if the fair market value is less than the exercise price.

     Options granted under the plan will be Nonqualified Options for tax purposes. In general, for federal income tax purposes under present law:

     (a) The grant of a Nonqualified Option, by itself, will not result in income to the optionee.

     (b) Except as provided in (e) below, the exercise of a Nonqualified Option (in whole or in part, according to its terms) will result in ordinary income to the optionee at that time in an amount equal to the excess (if any) of the fair market value of the Company's shares on the date of exercise over the exercise price.

     (c) Except as provided in (e) below, the optionee's tax basis of shares acquired upon the exercise of a Nonqualified Option, which will be used to determine the amount of any capital gain or loss on a future taxable disposition of such shares, will be the fair market value of the shares on the date of exercise.

     (d) No deduction will be allowable to the employer corporation upon the grant of a Nonqualified Option, but upon the exercise of a Nonqualified Option, a deduction will be allowable to the employer corporation at that time in an amount equal to the amount of ordinary income realized by the optionee exercising such Nonqualified Option if the employer corporation deducts and withholds appropriate federal withholding tax.

     (e) With respect to the exercise of a Nonqualified Option and the payment of the exercise price by the delivery of shares, to the extent that the number of shares received does not exceed the number of shares surrendered, no taxable income will be realized by the optionee at that time, the tax basis of shares received will be the same as the tax basis of shares surrendered, and the holding period of the optionee in shares received will include his or her holding period in shares surrendered. To the extent that the number of shares received exceeds the number of shares surrendered, ordinary income will be realized by the optionee at that time in the amount of the fair market value of such excess shares, the tax basis of such shares will be equal to the fair market value of such shares at the time of exercise, and the holding period of the optionee in such shares will begin on the date such shares are transferred to the optionee.

     The Board of Directors unanimously recommends a vote "For" approval of the 2000 Stock Option Plan.

                   PROPOSAL EIGHT: RATIFICATION OF SELECTION
                          OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has selected Hausser + Taylor LLP as the Company's independent accountants for the year ending December 31, 2000, and has directed management to submit the board's selection to shareholders for ratification at the Annual Meeting. Hausser + Taylor LLP has audited the Company's financial statements since 1996. A representative of Hausser + Taylor LLP is expected to be present at the Annual Meeting and to have an opportunity to make a statement if the representative desires and to respond to appropriate questions.

     Shareholders are not required by Ohio General Corporation Law to ratify the selection of Hausser + Taylor LLP as the Company's independent accountants. However, the Board of Directors is submitting the selection of Hausser + Taylor LLP to shareholders for ratification as a matter of good corporate practice. If shareholders do not ratify the selection of Hausser + Taylor LLP as the Company's independent accountants, the Board of Directors will reconsider its selection. Even if its selection is ratified, the Board of Directors may in its discretion hire different independent accountants at any time during the year if it determines that a change in independent accountants would be in the best interest of the Company and its shareholders.

     The Board of Directors unanimously recommends a vote "For" ratification of its selection of Hausser + Taylor LLP as the Company's independent accountants.

                              SHAREHOLDER PROPOSALS

     Proposals of shareholders intended to be presented at the 2001 annual meeting of shareholders must be received by the Company for inclusion in the proxy statement and form of proxy on or before 120 days in advance of the first anniversary of the date of this proxy statement.

                                 OTHER MATTERS

     Management does not know of any other matters which may come before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named in the accompanying form of proxy intend to vote the proxy in accordance with their judgment on such matters.

     The Company will bear the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited by officers, directors, and regular employees, personally or by telephone or telegraph. The Company will reimburse banks, brokers, and nominees for any out-of-pocket expenses incurred by them in sending proxy materials to the beneficial owners of shares held by any banks, brokers or nominees. If follow-up requests for proxies are necessary, the Company may employ other persons to make these requests.

                                                     Joy Bair, Secretary

                                                                       Exhibit A

                             Amended And Restated
                              Code Of Regulations
                                      of
                          Pinnacle Data Systems, Inc.

         Section 2.2 of the Company's Amended and Restated Code of Regulations is proposed to be amended as follows:

         Section 2.2 Number of Directors. Until changed in accordance with this
                     -------------------
         section, the number of directors of the Company, none of whom need be shareholders, shall be not less than three nor more than nine, provided that when all shares of the Company are owned of record by one or two shareholders, the number of directors may be less than three but not less than the number of shareholders. The number of directors may be fixed or changed at any annual meeting of the shareholders, or at any special meeting of the shareholders called for that purpose, only by the affirmative vote or consent of the holders of shares entitling them to exercise at least 75% of the voting power of the Company; provided, however, that such 75% voting requirement shall not be applicable if the Company's Board of Directors shall have approved such action by a resolution adopted by at least two-thirds of the members of the Board of Directors, in which case the number of directors may be fixed or changed by the affirmative vote of the holders of shares entitling them to exercise a majority of the voting power of the Company.

         The Board of Directors shall be divided into two classes, designated Class I and Class II, with the number of directors in each class fixed at four. The term of office of directors in one class shall expire at each annual meeting of shareholders, and in all cases as to each director until a successor shall be elected and qualified, or until his earlier resignation, removal from office, death or incapacity. If the number of directors is hereafter changed, an increase or decrease in directorships shall be apportioned among the classes as to make all classes as nearly equal in number as possible. The initial term of office of directors in Class I shall expire at the annual meeting of shareholders in 2001 and that of Class II shall expire at the annual meeting of shareholders in 2002, and in all cases as to each director until a successor shall be elected and qualified, or until his earlier resignation, removal from office, death or incapacity. At each annual meeting of shareholders, the number of directors equal to the number of directors in the class whose term expires at the time of such meeting (or, if less, the number of directors properly nominated and qualified for election) shall be elected to hold office until the second succeeding annual meeting of shareholders after their election.

                                                                       Exhibit B

                             Amended and Restated
                           Articles of Incorporation
                                      of
                          Pinnacle Data Systems, Inc.

     Article Tenth of the Company's Amended and Restated Articles of Incorporation is proposed to be amended as follows:

     TENTH: Notwithstanding any provision of the Ohio Revised Code, (SS) 1701.01 to 1701.98, inclusive, now or hereafter in force, requiring for the authorization or taking of any action the vote or consent of the holders of shares entitling them to exercise two-thirds or any other proportion of the voting power of the Corporation or of any class or classes of shares thereof, such action, unless otherwise expressly required by law or these Articles of Incorporation, shall be authorized or taken by the vote or consent of the holders of shares entitling them to exercise at least 75% of the voting power of the Corporation or of such class or classes of shares thereof; provided, however, that such 75% voting requirement shall not be applicable if the Corporation's Board of Directors shall have approved such action by a resolution adopted by at least two-thirds of the members of the Board of Directors, in which case such action may be approved by the affirmative vote of the holders of shares entitling them to exercise a majority of the voting power of the Corporation or of such class or classes thereof.

                                                                       Exhibit C

                             Amended And Restated
                              Code Of Regulations
                                      of
                          Pinnacle Data Systems, Inc.

     Sections 2.2 and 2.7 and Article 10 of the Company's Amended and Restated Code of Regulations are proposed to be amended as follows:

     Section 2.2: Number of Directors
     --------------------------------

     This Section 2.2 may be amended only by the vote or consent of the holders of shares entitling them to exercise at least 75% of the voting power of the Company; provided, however, that such 75% voting requirement shall not be applicable if the Company's Board of Directors shall have approved such amendment by a resolution adopted by at least two-thirds of the members of the Board of Directors, in which case this Section 2.2 may be amended by the affirmative vote of the holders of shares entitling them to exercise a majority of the voting power of the Company.

     Section 2.7: Removal of Directors
     ---------------------------------

     This Section 2.7 may be amended only by the vote or consent of the holders of shares entitling them to exercise at least 75% of the voting power of the Company; provided, however, that such 75% voting requirement shall not be applicable if the Company's Board of Directors shall have approved such amendment by a resolution adopted by at least two-thirds of the members of the Board of Directors, in which case this Section 2.7 may be amended by the affirmative vote of the holders of shares entitling them to exercise a majority of the voting power of the Company.

     Article 10: Amendment of Regulations
     ------------------------------------

     Except as otherwise expressly provided in Sections 2.2 and 2.7 of these regulations, these regulations may be amended or new regulations may be adopted: (a) at any meeting of the shareholders held for such purpose, by the affirmative vote of the holders of record of shares entitling them to exercise a majority of the voting power on such proposal; or (b) without a meeting of the shareholders, by the written consent of the holders of record of shares entitling them to exercise a majority of the voting power on such proposal. If any amendment or new regulations are adopted without a meeting of the shareholders, the secretary shall mail a copy of the amendment or new regulations to each shareholder who would have been entitled to vote on the proposal but who did not participate in the adoption of the amendment or new regulations.

                                                                     Exhibit D

                             Amended and Restated
                           Articles of Incorporation
                                      of
                          Pinnacle Data Systems, Inc.

         If both proposal five and proposal six are approved by shareholders, Article Fourth of the Company's Amended and Restated Articles of Incorporation will be amended as follows to increase the number of authorized common shares from 5,000,000 to 10,000,000 and to authorize a class of preferred shares consisting of 4,000,000 authorized shares:

         FOURTH: The maximum number of shares which the Corporation is authorized to have outstanding is fourteen million (14,000,000), which shall be divided into two classes consisting of ten million (10,000,000) common shares, without par value ("Common Shares"), and four million (4,000,000) preferred shares, without par value ("Preferred Shares"). The express terms of the shares of each class are as follows:

         (a) Common Shares. The Common Shares shall be subject to the terms of
             -------------
         the Preferred Shares and the express terms of any series thereof. Each of the Common Shares shall be equal to each of the other Common Shares, and the holders thereof shall be entitled to one vote for each of the Common Shares on all questions presented to the holders of the Common Shares. Subject to any rights to receive dividends to which the holders of the Preferred Shares outstanding may be entitled, if any, the holders of the Common Shares shall be entitled to receive dividends only when and as declared from time to time by the board of directors in amounts not exceeding those permitted by the laws of the State of Ohio.

         (b) Preferred Shares. Preferred Shares may be issued from time to time
             ----------------
         in one or more series. Preferred Shares shall be of equal rank and shall be identical, except in respect of the matters that may be fixed by the board of directors as hereinafter provided, and each of the shares of each of the series shall be identical with all other shares of such series. Subject to the provisions of this paragraph (b), which provisions shall apply to all of the Preferred Shares, the board of directors hereby is authorized to cause such shares to be issued in one or more series and with respect to each such series prior to the issuance thereof to fix:

                  (1) the designation of the series, which series may be designated by number, letter, or title;

                  (2) the number of shares of the series, which number the board of directors may from time to time (except where otherwise provided in the creation of the series) increase or decrease (but not below the number of shares thereof then outstanding);

                  (3) dividend or distribution rights, which may be cumulative or noncumulative; at a specified rate, amount, or proportion; with or without further participation rights; and in preference to, junior to, or on a parity in whole or in part with dividend or distribution rights of shares of any other class;

                  (4)    liquidation rights, preferences and prices;

                  (5)    redemption rights and price;

                  (6) sinking fund requirements, which may require the Corporation to provide a sinking fund out of earnings or otherwise for the purchase or redemption of the shares or for dividends or distributions on them;

                  (7) voting rights, which may be full, limited or denied, except as otherwise required by law;

                  (8)    preemptive rights, or the denial or limitation of them;

                  (9)    conversion rights;

                  (10)   restrictions on the issuance of shares;

                  (11)   rights of alteration of express terms; and

                  (12) such other terms as the board of directors may by law from time to time be permitted to fix or change.

         The board of directors is authorized to adopt from time to time amendments to the Amended and Restated Articles of Incorporation fixing or changing, with respect to each such series, the matters described in the preceding clauses (1) to (12) of this paragraph (b).

         If proposal five but not proposal six is approved by shareholders, Article Fourth of the Company's Amended and Restated Articles of Incorporation will be amended as follows to increase the number of authorized common shares from 5,000,000 to 10,000,000:

         FOURTH: The maximum number of shares which the Corporation is authorized to have outstanding is ten million (10,000,000), all of which shall be common shares without par value.

         If proposal six but not proposal five is approved by shareholders, Article Fourth of the Company's Amended and Restated Articles of Incorporation will be amended as follows to authorize a class of preferred shares consisting of 4,000,000 authorized shares:

         FOURTH: The maximum number of shares which the Corporation is authorized to have outstanding is nine million (9,000,000), which shall be divided into two classes consisting of five million (5,000,000) common shares, without par value ("Common Shares"), and four million (4,000,000) preferred shares, without par value ("Preferred Shares"). The express terms of the shares of each class are as follows:

         (a) Common Shares. The Common Shares shall be subject to the terms of
             -------------
         the Preferred Shares and the express terms of any series thereof. Each of the Common Shares shall be equal to each of the other Common Shares, and the holders thereof shall be entitled to one vote for each of the Common Shares on all questions presented to the holders of the Common Shares. Subject to any rights to receive dividends to which the holders of the Preferred Shares outstanding may be entitled, if any, the holders of the Common Shares shall be entitled to receive dividends only when and as declared from time to time by the board of directors in amounts not exceeding those permitted by the laws of the State of Ohio.

         (b) Preferred Shares. Preferred Shares may be issued from time to time
             ----------------
         in one or more series. Preferred Shares shall be of equal rank and shall be identical, except in respect of the matters that may be fixed by the board of directors as hereinafter provided, and each of the shares of each of the series shall be identical with all other shares of such series. Subject to the provisions of this paragraph (b), which provisions shall apply to all of the Preferred Shares, the board of directors hereby is authorized to cause such shares to be issued in one or more series and with respect to each such series prior to the issuance thereof to fix:

                 (1) the designation of the series, which series may be designated by number, letter, or title;

                 (2) the number of shares of the series, which number the board of directors may from time to time (except where otherwise provided in the creation of the series) increase or decrease (but not below the number of shares thereof then outstanding);

                 (3) dividend or distribution rights, which may be cumulative or noncumulative; at a specified rate, amount, or proportion; with or without further participation rights; and in preference to, junior to, or on a parity in whole or in part with dividend or distribution rights of shares of any other class;

                 (4)     liquidation rights, preferences and prices;

                 (5)     redemption rights and price;

                 (6) sinking fund requirements, which may require the Corporation to provide a sinking fund out of earnings or otherwise for the purchase or redemption of the shares or for dividends or distributions on them;

                 (7) voting rights, which may be full, limited or denied, except as otherwise required by law;

                 (8)     preemptive rights, or the denial or limitation of them;

                 (9)     conversion rights;

                 (10)    restrictions on the issuance of shares;

                 (11)    rights of alteration of express terms; and

                 (12) such other terms as the board of directors may by law from time to time be permitted to fix or change.

         The board of directors is authorized to adopt from time to time amendments to the Amended and Restated Articles of Incorporation fixing or changing, with respect to each such series, the matters described in the preceding clauses (1) to (12) of this paragraph (b).

                                                                       Exhibit E

                                Amendment No. 1
                                      to
                          Pinnacle Data Systems, Inc.
                            1995 Stock Option Plan
                            ----------------------

         The Pinnacle Data Systems, Inc. 1995 Stock Option Plan (the "Plan") is hereby amended pursuant to the following provisions:

         1.   Definitions
              -----------

         All capitalized terms used in this amendment which are not otherwise defined herein shall have the respective meanings given such terms in the Plan.

         2.   Shares Subject To Plan
              ----------------------

         The total number of Shares for which options may be granted under the Plan, as provided under Section 3 of the Plan, is hereby increased by 300,000 Shares to a total of 600,000 Shares.

         3.   Administration of Plan
              ----------------------

         The first paragraph of Section 2 of the Plan is hereby deleted in its entirety from the Plan and replaced with the following two paragraphs:

              The Plan shall be administered by the Company's Board of Directors (the "Board") or, if the Board so elects, a committee (the "Committee") which shall consist of not less than three directors of the Company appointed by the Board. The members of the Committee shall serve at the pleasure of the Board, which may remove members from the Committee or appoint new members to the Committee from time to time, and members of the Committee may resign by written notice to the President or Secretary of the Company. For purposes of this Plan, the Board, if it is administering the Plan, or the Committee, if it is administering the Plan, shall hereinafter be referred to as the "Administrator."

              Notwithstanding the foregoing to the contrary, if the common shares of the Company are registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Act"), or are required to be so registered or the Company is subject to the reporting requirements of
         Section 13 of the Act (hereinafter referred to as a "Reporting Company"), any option granted to a person who, because of his relationship with the Company, is subject to the reporting requirements of Section 16(a) of the Act, shall not be effective unless (i) the grant of such option is approved by either the Board or a committee consisting solely of two or more "Non-Employee Directors" (as defined in Rule 16b-3(b)(3) promulgated under the Act), (ii) the grant of such option is approved or ratified by the shareholders of the Company, in compliance with Section 14 of the Act, not later than the date of the annual meeting of the Company's shareholders next following the date of such grant, or (iii) such option, by its terms, provides that common shares received upon exercise of the option may not be disposed of before at least six months have elapsed from the date the option was granted.

         4.   Eligibility
              -----------

         Section 4 of the Plan is hereby deleted in its entirety from the Plan and replaced with the following:

              All employees of the Company and its subsidiaries are eligible to receive options under the Plan ("Eligible Persons"). No director of the Company who is not also an employee of the Company or any of its subsidiaries shall be eligible to participate in the Plan.

         5.   Transferability
              ---------------

         The following two sentences are hereby added to the end of Section 5(c)(iii) of the Plan:

         Notwithstanding the foregoing to the contrary, the Administrator may, in its sole discretion and in the manner established by the Administrator, provide for the irrevocable transfer, without payment of consideration, of any Nonqualified Option by a Grantee to such Grantee's spouse, children, grandchildren, nieces, or nephews, or to the trustee of any trust for the principal benefit of one or more such persons, or to a partnership whose only partners are one or more such persons. In the case of such a permitted transfer, the Nonqualified Option shall be exercisable only by the transferee or such transferee's legal representative.

         6.   Six Month Holding Period
              ------------------------

         Section 6 of the Plan is hereby deleted in its entirety from the Plan.

         7.   Effective Date; Construction
              ----------------------------

         The effective date of this amendment is February 16, 2000, and this amendment shall be deemed to be a part of the Plan as of such date. In the event of any inconsistencies between the provisions of the Plan and this amendment, the provisions of this amendment shall control. Except as modified by this amendment, the Plan shall continue in full force and effect without change.

This amendment shall be submitted to the stockholders of the Company for approval as soon as reasonably practicable, but in any event not later than 12 months after the date of this amendment. Notwithstanding the preceding paragraph or any other provisions of this amendment to the contrary, if this amendment is not approved by the stockholders of the Company within such 12-month period, this amendment and all options granted with respect to the additional common shares subject to the Plan as a result of this amendment shall automatically become null and void and have no further force or effect.

                           August 12, 1999 Amendment
                                    to the
                          Pinnacle Data Systems, Inc.
                            1995 Stock Option Plan

RESOLVED: That Section 3 of the Pinnacle Data Systems, Inc. 1995 Stock Option Plan of 1995 is hereby amended to increase the maximum aggregate number of common shares, without par value, of the Company with respect to which options may be granted under the Plan from the existing maximum number of "300,000 shares" to "400,000 shares." No other provision of Section 3 is hereby changed. Shareholder ratification of this change must be obtained within one year, and all option certificates issued under the Plan before the next annual shareholder meeting shall contain a provision reflecting that such options are conditional, subject to shareholder approval, if such options are granted against the increased authorized number of shares made possible by this resolution.

                                                                      Exhibit F

                          PINNACLE DATA SYSTEMS, INC.

                       2000 DIRECTORS STOCK OPTION PLAN
                       --------------------------------

(S)1.    Purposes of Plan.
         ----------------

         The purpose of this 2000 Directors Stock Option Plan (the "Plan") of Pinnacle Data Systems, Inc., an Ohio corporation (the "Company"), is to advance the interests of the Company and its stockholders by providing Eligible Directors (as defined in (S)3, below) with an opportunity to participate in the Company's future prosperity and growth and an incentive to increase the value of the Company based on the Company's performance, development, and financial success. These objectives will be promoted by granting to Eligible Directors options (the "Options"), which are not intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to purchase the Company's common shares, without par value (the "Shares").

(S)2.    Administration of Plan.
         ----------------------

         The Plan shall be administered by a committee (the "Committee") of not less than three directors, none of whom shall be an Eligible Director. The member or members of the Committee shall serve at the pleasure of the Company's board of directors (the "Board"), which may remove members from the Committee or appoint new members to the Committee from time to time, and members of the Committee may resign by written notice to the Chairman of the Board or the Secretary of the Company. The Committee shall have the power and authority to:
(a) approve the grant of Options to Eligible Directors (such Eligible Directors, "Participants"); (b) approve the terms and conditions, not inconsistent with the terms hereof, of any Option, including without limitation time and performance restrictions, and approve the form of Stock Option Agreement (as defined in (S)5, below); (c) adopt, alter, and repeal such administrative rules, guidelines, and practices governing the Plan as it shall, from time to time, deem advisable; (d) interpret the terms and provisions of the Plan and any Option granted and any agreements relating thereto; and (e) take any other actions the Committee considers appropriate in connection with, and otherwise supervise the administration of, the Plan, all in a manner consistent with the other provisions of the Plan. All decisions made by the Committee pursuant to the provisions hereof shall be made in the Committee's sole discretion and shall be final and binding on all persons.

(S)3.    Participants in Plan.
         --------------------

         The persons eligible to receive Options under the Plan shall be those directors of the Company who are not employees of the Company or any subsidiary of the Company (any such person, an "Eligible Director").

(S)4.    Shares Subject to Plan.
         ----------------------

         The maximum aggregate number of Shares which may be issued under the Plan shall be 125,000 Shares. The Shares which may be issued under the Plan may be authorized but unissued Shares or issued Shares reacquired by the Company and held as treasury Shares.

         If any Shares that have previously been the subject of an Option cease to be the subject of an Option (other than by reason of exercise), or if any Shares previously distributed under the Plan are returned to the Company in connection with the exercise of an Option (including without limitation in payment of the exercise price or tax withholding), such Shares shall again be available for distribution in connection with future grants under the Plan.

(S)5.    Grant of Options.
         ----------------

         Each Option granted under the Plan shall be authorized by the Committee and shall be evidenced by a written agreement (the "Stock Option Agreement") in the form approved by the Committee from time to time, which shall be dated as of the date on which the Option is granted, signed by an officer of the Company authorized by the Committee, and signed by the Participant, and which shall describe the Option and state that the Option is subject to all the terms and conditions of the Plan and such other terms and conditions, not inconsistent with the Plan, as the Committee may approve. The date on which the Committee approves the granting of an Option shall be deemed to be the date on which the Option is granted for all purposes, unless the Committee otherwise specifies in its approval. However, the granting of an Option under the Plan shall be effective only if a written Stock Option Agreement is duly executed and delivered by or on behalf of the Company and the Participant.

         In addition to the foregoing, all Stock Option Agreements shall include without limitation the following provisions:

         (a)   Vesting.
               -------

               Each Option shall be exercisable only with respect to the Shares which have become vested pursuant to the terms of that Option. Each Option shall become vested with respect to Shares subject to that Option on such date or dates and on the basis of such other criteria, including without limitation the performance of the Company, as the Committee may determine, in its discretion, and as shall be specified in the applicable Stock Option Agreement. The Committee shall have the authority, in its discretion, to accelerate the time at which an Option shall be exercisable whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the grant of such Option.


         (b)   Exercise Price.
               --------------

               The exercise price per Share issuable upon exercise of an Option shall be determined by the Committee at the time of grant and set forth in the applicable Stock Option Agreement; provided that such exercise price shall not be less than the fair market value per Share on the date the Option is granted. For purposes of the Plan, the fair market value of the Shares shall mean, as of any given date, the (i) last reported sale price on the New York Stock Exchange or the American Stock Exchange on the most recent previous trading day, (ii) last reported sale price on the NASDAQ National Market System on the most recent previous trading day,
         (iii) mean between the high and low bid and ask prices, as reported by the National Association of Securities Dealers, Inc. on the most recent previous trading day, or (iv) last reported sale price on any other stock exchange on which the Shares are listed on the most recent previous trading day, whichever is applicable; provided that if none of the foregoing is applicable, then the fair market value of the Shares shall be the value determined by the Committee, in its sole discretion.

         (c)   Term.
               ----

               No Option shall be exercisable after the expiration of 10 years from the date on which that Option is granted.

         (d)   Method of Exercise.
               ------------------

               An Option may be exercised, in whole or in part, by giving written notice to the Company stating the number of Shares (which must be a whole number) to be purchased. Upon receipt of payment of the full purchase price for such Shares, plus applicable withholding taxes, by certified or bank cashier's check or other form of payment acceptable to the Company, or, if approved by the Committee, by (i) delivery of unrestricted Shares having a fair market value on the date of such delivery equal to the total exercise price, (ii) surrender of Shares subject to the Option which have a fair market value equal to the total exercise price at the time of exercise, or (iii) a combination of the preceding methods, and subject to compliance with all other terms and conditions of the Plan and the Stock Option Agreement relating to such Option, the Company shall issue, as soon as reasonably practicable after receipt of such payment, such Shares to the person entitled to receive such Shares, or such person's designated representative. Such Shares may be issued in the form of a certificate, by book entry, or otherwise, in the Company's sole discretion.

         (e)   Restrictions on Shares Subject to Options.
               -----------------------------------------

               Shares issued upon the exercise of any Option may be made subject to such transferability or other restrictions or conditions as the Committee may determine, in its discretion, and as shall be set forth in the applicable Stock Option Agreement.

         (f)   Transferability.
               ---------------

               Except as provided in this paragraph, Options shall not be transferable, and any attempted transfer (other than as provided in this paragraph) shall be null and void. Except for Options transferred as provided in this paragraph, all Options shall be exercisable during a Participant's lifetime only by the Participant or the Participant's legal representative. Without limiting the generality of the foregoing,
         (i) Options may be transferred by will or the laws of descent and distribution and, in the case of such a transfer, shall be exercisable only by the transferee or such transferee's legal representative, and (ii) the Committee may, in its sole discretion and in the manner established by the Committee, provide for the irrevocable transfer, without payment of consideration, of any Option by a Participant to such Participant's spouse, children, grandchildren, nieces, or nephews or to the trustee of a trust for the principal benefit of one or more such persons or to a partnership whose only partners are one or more such persons, and, in the case of such transfer, such Option shall be exercisable only by the transferee or such transferee's legal representative.

         (g)   Termination of Status as an Eligible Director by Reason of Death
               ----------------------------------------------------------------
               or Disability.
               -------------

               If a Participant's status as an Eligible Director terminates by reason of the Participant's death or disability (as defined by the Committee from time to time, in its sole discretion), then (i) unless otherwise determined by the Committee within 90 days of such termination, to the extent an Option held by such Participant is not vested as of the date of such termination, such Option shall automatically terminate on such date; and (ii) to the extent an Option held by such Participant is vested (whether pursuant to its terms, a determination of the Committee under the preceding clause (i), or otherwise) as of the date of such termination, such Option may thereafter be exercised by the Participant, the legal representative of the Participant's estate, the legatee of the Participant under the will of the Participant, the distributee of the Participant's estate, or the Participant's other successor in interest, whichever is applicable (A) if such termination results from the Participant's death, for a period of one year from the date of death or, if sooner, until the expiration of the stated term of the Option, (B) if such termination results from the Participant's disability, for one year from the date of termination of the Participant's status as an Eligible Director or, if sooner, until the expiration of the stated term of the Option, or (C) for such other period as the Committee may specify at or after grant or the Participant's death or disability.

         (h)   Other Termination of Status as an Eligible Director.
               ---------------------------------------------------

               If a Participant's status as an Eligible Director terminates for any reason other than death or disability, then (i) to the extent any Option held by such Participant is not vested as of the date of termination, such Option shall automatically terminate on such date; and (ii) unless otherwise determined by the Committee at or after grant or termination, to the extent any Option held by such Participant is vested as of the date of such termination, such Option may thereafter be exercised for a period of 90 days from the date of termination or, if sooner, until the expiration of the stated term of the Option; provided that, if the Participant's status as an Eligible Director is terminated for Cause, any and all unexercised Options held by such Participant shall immediately lapse and be of no further force or effect. For purposes of the Plan, whether termination of a Participant's status as an Eligible Director is for "Cause" shall be determined by the Committee, in its sole discretion.

         (i)   Effect of Termination of Participant's Status as an Eligible
               ------------------------------------------------------------
               Director on Transferee.
               ----------------------

                  Except as otherwise permitted by the Committee, in its sole discretion, no Option held by a transferee of a Participant pursuant to
         (S)5(f), above, shall remain exercisable for any period of time longer than would otherwise be permitted under (S)(S)5(g) and 5(h) without specification of other periods by the Committee as provided therein.

(S)6.    Restriction on Exercise After Termination.
         -----------------------------------------

         Notwithstanding any provision of this Plan to the contrary, no unexercised right created under this Plan (an "Unexercised Right") shall be exercisable if, prior to such exercise, the Participant violates any non-competition, confidentiality, conflict of interest, or similar provision set forth in the Stock Option Agreement pursuant to which such Unexercised Right was awarded or otherwise conducts himself in a manner adversely affecting the Company or any subsidiary of the Company, as determined by the Committee, in its sole discretion.

(S)7.    Withholding Tax.
         ---------------

         The Company, at its option, shall have the right to require the Participant or any other person receiving Shares under the Plan to pay the Company the amount of any taxes which the Company is required to withhold with respect to such Shares or, in lieu of such payment, to retain or sell without notice a number of such Shares sufficient to cover the amount required to be so withheld. The Company, at its option, shall have the right to deduct from all dividends paid with respect to Shares the amount of any taxes which the Company is required to withhold with respect to such dividend payments. The obligations of the Company under the Plan shall be conditional on such payment or other arrangements acceptable to the Company.

(S)8.    Securities Law Restrictions.
         ---------------------------

         No right under the Plan shall be exercisable and no Share shall be delivered under the Plan except in compliance with all applicable federal and state securities laws and regulations. The Company shall not be required to deliver any Shares or other securities under the Plan prior to such registration or other qualification of such Shares or other securities under any state or federal law, rule, or regulation as the Committee shall determine to be necessary or advisable, in its sole discretion.

         The Committee may require each person acquiring Shares under the Plan
(a) to represent and warrant to and agree with the Company in writing that such person is acquiring the Shares without a view to the distribution thereof, and
(b) to make such additional representations, warranties, and agreements with respect to the investment intent of such person or persons as the Committee may reasonably request. Any certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

         All Shares or other securities delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any certificates evidencing such Shares to make appropriate reference to such restrictions.

(S)9.    Change in Capital Structure.
         ---------------------------

         In the event the Company changes its outstanding Shares by reason of stock splits, stock dividends, or any other increase or reduction of the number of outstanding Shares without receiving consideration in the form of money, services, or property deemed appropriate by the Board, in its sole discretion, the aggregate number of Shares subject to the Plan shall be proportionately adjusted and the number of Shares and the exercise price for each Share subject to the unexercised portion of any then-outstanding Option shall be proportionately adjusted with the objective that the Participant's proportionate interest in the Company shall remain the same as before the change without any change in the total exercise price applicable to the unexercised portion of any then-outstanding Options, all as determined by the Committee in its sole discretion.

         In the event of any other recapitalization or any merger, consolidation, or other reorganization of the Company, the Committee shall make such adjustment, if any, as it may deem appropriate to accurately reflect the number and kind of shares deliverable, and the exercise prices payable, upon subsequent exercise of any then-outstanding Options, as determined by the Committee in its sole discretion.

         The Committee's determination of the adjustments appropriate to be made under this (S)9 shall be conclusive upon all Participants under the Plan.

(S)10.   Change in Control.
         -----------------

         (a)   Accelerated Vesting and Company Purchase Option.
               -----------------------------------------------

               Notwithstanding any provision of this Plan or any Stock Option Agreement to the contrary (unless such Stock Option Agreement contains a provision referring specifically to this (S)10 and stating that this
         (S)10 shall not be applicable to the Option evidenced by such Stock Option Agreement), if a Change in Control (as defined below) occurs, then:

                    (i) Any and all Options theretofore granted and not fully vested shall thereupon become vested and exercisable in full and shall remain so exercisable in accordance with their terms; provided that no Option which has previously been exercised or otherwise terminated shall become exercisable; and

                    (ii) The Company may, at its option, terminate any or all
               unexercised Options and portions thereof not more than 30 days after such Change in Control; provided that the Company shall, upon such termination and with respect to each Option so terminated, pay to the Participant (or such Participant's transferee, if applicable) theretofore holding such Option cash in an amount equal to the difference between the fair market value (as defined in (S)5(a), above) of the Shares subject to the Option at the time the Company exercises its option under this

               (S)10(a)(ii) and the exercise price of the Option, less applicable withholding taxes; and provided further that if such fair market value is less than such exercise price, then the Committee may, in its discretion, terminate such Option without any payment.

         (b)   Definition of Change in Control.
               -------------------------------

               For purposes of the Plan, a "Change in Control" means the happening of any of the following:

                    (i) The direct or indirect acquisition by any "person" as defined in (S)3(a)(9) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and as used in (S)(S)13(d) and 14(d) thereof, including a "group" within the meaning of (S)13(d) of the 1934 Act (hereinafter, simply a "Person"), of "beneficial ownership" (within the meaning of Rule 13d-3 under the 1934 Act) of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors of the Company (the "Company Voting Securities"); provided that: (A) for purposes of this subsection (i), the term "Person" shall not include the Company, any subsidiary of the Company, any employee benefit plan sponsored or maintained by the Company or any subsidiary of the Company (including any trustee of such plan acting as trustee), any person who was a shareholder of the Company on the effective date of the Plan (an "Existing Shareholder"), and any affiliate of an Existing Shareholder; and
               (B) the provisions of this subsection (i) shall not apply to (1) any acquisition of securities from the Company or any of its subsidiaries, or (2) any acquisition of securities pursuant to a Business Combination (as defined below) which satisfies clauses
               (A), (B), and (C) of subsection (iii) of this Section 10(b);

                    (ii) When, during any period of 24 consecutive months during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board (the "Incumbent Directors") cease for any reason other than death to constitute at least a majority of the Board; provided, however, that a director who was not a director at the beginning of such 24-month period shall be deemed to have satisfied such 24-month requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such 24-month period) or by prior operation of this (S)10(b)(ii);

                    (iii) Approval by the shareholders of the Company of a
               reorganization, merger, consolidation, or recapitalization of the Company, or a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of the assets of another corporation (any such transaction, a "Business Combination"), or the consummation of a Business Combination for which shareholder approval is not obtained, unless, in any such case, following such

                  Business Combination: (A) all or substantially all of the individuals and entities who were the beneficial owners of the Company Voting Securities outstanding immediately prior to such Business Combination beneficially own, directly or indirectly, immediately following such Business Combination, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such Business Combination in substantially the same proportions as their ownership of the Company Voting Securities immediately prior to such Business Combination, and
                  (B) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were Incumbent Directors at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

                           (iv) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

(S)11.    Six-Month Holding Period.
          ------------------------

          Shares purchased upon exercise of an Option may not be sold before at least six months have elapsed from the date the Option was granted.

(S)12.    No Enlargement of Rights.
          ------------------------

          The adoption of this Plan and the grant of one or more Options to an Eligible Director shall not confer any right to the Eligible Director to continue in the status of Eligible Director and shall not restrict or interfere in any way with the right of the Company to terminate such Eligible Director's status as such at any time, with or without cause.

(S)13.    Rights as Stockholder.
          ---------------------

          No Participant or his executor or administrator or other transferee shall have any rights of a stockholder in the Company with respect to the Shares covered by an Option unless and until such Shares has been duly issued and delivered to him under the Plan.

(S)14.    Acceleration of Rights.
          ----------------------

          The Committee shall have the authority, in its discretion, to accelerate the time at which an Option shall be exercisable whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the award of such Option.

(S)15.    Definition of Subsidiary.
          ------------------------

          The terms "subsidiary" and "subsidiary corporation" when used in the Plan or any Stock Option Agreement made pursuant to the Plan mean a subsidiary corporation as defined in (S)424(f) of the Code.

(S)16.    Interpretation, Amendment or Termination of Plan.
          ------------------------------------------------
          The interpretation by the Committee of any provision of the Plan or of any Stock Option Agreement executed pursuant to the grant of an Option under the Plan shall be final and conclusive upon all Participants or transferees under the Plan. The Board, without further action on the part of the stockholders of the Company, may from time to time alter, amend, or suspend the Plan or may at any time terminate the Plan; provided that no such action shall adversely affect any Participant's rights with respect to outstanding Options then held by such Participant without such Participant's consent.

(S)17.    Protection of Board and Committee.
          ---------------------------------

          No member of the Board or the Committee shall have any liability for any determination or other action made or taken in good faith with respect to the Plan or any Option granted under the Plan.

(S)18.    Government Regulations.
          ----------------------

          Notwithstanding any provision of the Plan or any Stock Option Agreement executed pursuant to the Plan, the Company's obligations under the Plan and such Agreement shall be subject to all applicable laws, rules, and regulations and to such approvals as may be required by any governmental or regulatory agencies, including without limitation any stock exchange on which the Shares may then be listed.

(S)19.    Governing Law.
          -------------

          The Plan shall be construed and governed by the laws of the State of Ohio.

(S)20.    Genders and Numbers.
          -------------------

          When permitted by the context, each pronoun used in the Plan shall include the same pronoun in other genders and numbers.

(S)21.    Captions.
          --------

          The captions of the various sections of the Plan are not part of the context of the Plan, but are only labels to assist in locating those sections, and shall be ignored in construing the Plan.

(S)22.    Effective Date.
          --------------

          The Plan is effective March 22, 2000 (the "Effective Date"). The Plan shall be submitted to the shareholders of the Company for approval and ratification as soon as practicable but in any event not later than 12 months after the adoption of the Plan by the Board. If the Plan is not approved and ratified by the shareholders of the Company within 12 months after the adoption of the Plan by the Board, the Plan and all Options granted under the Plan shall became null and void and have no further force or effect.

(S)23.    Term of Plan.
          ------------

          No Option shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but Options granted prior to such tenth anniversary may extend beyond that date.

(S)25.    Savings Clause.
          --------------

          In case any one or more of the provisions of this Plan shall be held invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and the invalid, illegal, or unenforceable provision shall be deemed null and void; however, to the extent permissible by law, any provision which could be deemed null and void shall first be construed, interpreted, or revised retroactively to permit this Plan to be construed so as to foster the intent of this Plan. This Plan and all transactions pursuant to this Plan are intended to comply in all respects with applicable law and regulation, including, with respect to persons subject to Section 16 of the 1934 Act ("Reporting Persons"), Rule 16b-3 under the 1934 Act. In case any one or more of the provisions of this Plan or any transaction pursuant to this Plan shall be held to violate or be unenforceable in any respect under Rule 16b-3, then, to the extent permissible by law, any provision which could be deemed to violate or be unenforceable under Rule 16b-3 shall first be construed, interpreted, or revised retroactively to permit the Plan or transaction to be in compliance with Rule 16b-3.

                                                                Preliminary Copy
                                     PROXY
                                     -----

                          PINNACLE DATA SYSTEMS, INC.
                          ---------------------------

          This Proxy is Solicited on Behalf of the Board of Directors


         The undersigned hereby appoints John D. Bair, C. Robert Hahn and Thomas
J. Carr, and each of them, with full power of substitution, proxies to vote and act with respect to all common shares, without par value (the "Shares"), of Pinnacle Data Systems, Inc., an Ohio corporation (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Company's principal executive offices located at 6600 Port Road, Groveport, Ohio 43125 on Wednesday, June 14, 2000, at 10:00 a.m., local time, and at any and all adjournments thereof, with all the powers the undersigned would possess if present in person, on the following proposals and any other matters that may properly come before the Annual Meeting.

1. WITH [ ] OR WITHOUT [ ] AUTHORITY TO ELECT ALL NOMINEES LISTED BELOW AS CLASS I DIRECTORS (except as marked to the contrary below):

        Thomas J. Carr      Robert V.R. Ostrander        Paul H. Lambert

Instruction: To withhold authority to vote for any individual nominee, strike a line through his name.

2. WITH [ ] OR WITHOUT [ ] AUTHORITY TO ELECT ALL NOMINEES LISTED BELOW AS CLASS II DIRECTORS (except as marked to the contrary below):

        John D. Bair        C. Robert Hahn               Thomas M. O'Leary

Instruction: To withhold authority to vote for any individual nominee, strike a line through his name.

3. PROPOSAL TO AMEND THE COMPANY'S AMENDED AND RESTATED CODE OF REGULATIONS TO CREATE TWO CLASSES OF DIRECTORS, WITH THE TERMS OF OFFICE OF EACH CLASS EXPIRING EVERY OTHER YEAR AND THE NUMBER OF DIRECTORS IN EACH CLASS FIXED AT FOUR.

             FOR   [  ]        AGAINST [  ]     ABSTAIN  [  ]

4. PROPOSAL TO AMEND THE COMPANY'S AMENDED AND RESTATED ARTICLES OF INCORPORATION TO REQUIRE THE AFFIRMATIVE VOTE OF SHARES REPRESENTING AT LEAST 75% OF THE VOTING POWER OF THE COMPANY TO APPROVE MERGERS, ACQUISITIONS OR OTHER MATTERS FOR WHICH OHIO LAW SPECIFIES A REQUIRED PERCENTAGE VOTE OF SHAREHOLDERS UNLESS THE TRANSACTION HAS PREVIOUSLY BEEN APPROVED BY THE VOTE OF AT LEAST TWO-THIRDS OF THE MEMBERS OF THE BOARD OF DIRECTORS.

             FOR   [  ]        AGAINST [  ]     ABSTAIN  [  ]

5. PROPOSAL TO AMEND THE COMPANY'S AMENDED AND RESTATED CODE OF REGULATIONS TO REQUIRE THE AFFIRMATIVE VOTE OF SHARES REPRESENTING AT LEAST 75% OF THE VOTING POWER OF THE COMPANY TO AMEND THE PROVISIONS GOVERNING THE TWO CLASSES OF DIRECTORS AND THE REMOVAL OF DIRECTORS UNLESS THE AMENDMENT HAS PREVIOUSLY BEEN APPROVED BY THE VOTE OF AT LEAST TWO-THIRDS OF THE MEMBERS OF THE BOARD OF DIRECTORS.

             FOR   [  ]        AGAINST [  ]     ABSTAIN  [  ]

6. PROPOSAL TO AMEND THE COMPANY'S AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED COMMON SHARES FROM 5,000,000 TO 10,000,000.

             FOR    [  ]         AGAINST [  ]     ABSTAIN  [  ]


7. PROPOSAL TO AMEND THE COMPANY'S AMENDED AND RESTATED ARTICLES OF INCORPORATION TO AUTHORIZE A CLASS OF PREFERRED SHARES CONSISTING OF 4,000,000 AUTHORIZED SHARES.

             FOR    [  ]         AGAINST [  ]     ABSTAIN  [  ]

8. PROPOSAL TO APPROVE AMENDMENTS TO THE PINNACLE DATA SYSTEMS, INC. 1995 STOCK OPTION PLAN WHICH INCREASE THE NUMBER OF SHARES THAT MAY BE ISSUED UPON THE EXERCISE OF STOCK OPTIONS AND WHICH MODIFY THE TERMS OF THE PLAN TO REFLECT CERTAIN CHANGES IN THE ADMINISTRATION AND OPERATION OF THE PLAN.

             FOR    [  ]         AGAINST [  ]     ABSTAIN  [  ]

9. PROPOSAL TO APPROVE THE PINNACLE DATA SYSTEMS, INC. 2000 DIRECTORS' STOCK OPTION PLAN.

             FOR    [  ]         AGAINST [  ]     ABSTAIN  [  ]

10. PROPOSAL TO RATIFY THE SELECTION OF HAUSSER + TAYLOR LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2000.

             FOR    [  ]         AGAINST [  ]     ABSTAIN  [  ]

         IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


         The Shares represented by this Proxy will be voted upon the proposals listed above in accordance with the instructions given by the undersigned, but if no instructions are given, this Proxy will be voted to elect all directors as set forth in Item 1 and Item 2, above, and FOR the proposals listed in Item 3,
Item 4, Item 5, Item 6, Item 7, Item 8, Item 9, and Item 10, above, and, and in the discretion of the proxies, on any other matter which properly comes before the Annual Meeting.

         Please be sure to sign and date this Proxy in the box below.

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Shareholder signature                         Co-holder (if any) signature
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Date:_____________________________________    Date:____________________________

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